Exhibit 99.2

WiSA Technologies Executes $210 Million Definitive Agreement to Purchase Assets, Including High-

Performance Computing (HPC) Software and Acoustic Technologies IP, from Data Vault Holdings Inc.

- Creates licensing and technology company with extensive patent portfolio serving multiple industry and government entities in bioengineering, energy, education, finance & fintech, healthcare, sports entertainment, consumer, restaurants, automotive, and more –

- $210 million consists of 40 million shares of common stock to be issued at $5 per share plus $10 million 3-year Note -

- Investor conference call September 4, 8:30 am PT | 11:30 am ET -

Beaverton, OR (September 4, 2024) WiSA Technologies, Inc. (“WiSA Technologies”) (NASDAQ: WISA), announced that it has executed a definitive asset purchase agreement (the “Asset Purchase Agreement”) to purchase the Datavault® intellectual property and information technology assets of privately held Data Vault Holdings Inc.® for $210 million, consisting of 40 million shares of common stock of WiSA Technologies to be issued at $5 per share plus a $10 million 3-year Note. Closing, subject to customary conditions and approval by the stockholders of WiSA Technologies, is expected to occur prior to December 31, 2024. The management teams of Wisa Technologies and Data Vault Holdings will host an investor conference call today, September 4, at 8:30 am PT | 11:30 am ET, to discuss the transaction.

The resulting publicly traded data technology and licensing company will enable clients and strategic partners to monetize their Blockchain Data and AI Web 3.0 assets via tokenization, data ownership and digital twins. Following the asset acquisition, the company will include the Datavault and ADIO assets, talent and experience with WiSA Technologies to offer two solutions.

•	Data Sciences will license High Performance Computing (HPC) software applications and Web 3.0 data management serving biotech research, energy, education, fintech, real estate, healthcare, among others.
•	Acoustic Sciences will license spatial and multichannel HD sound transmission, including ADIO®, WiSA® and Sumerian™, to customers in sports & entertainment, events & venues, restaurants, automotive, finance, and other industries.

“This exciting transaction leverages our public company structure, creating a larger, more dynamic entity with broad reach in multiple, rapidly growing markets,” said Brett Moyer, CEO of WiSA Technologies. “Datavault’s substantial IP portfolio significantly amplifies our spatial audio technology and adds powerful HPC assets. Further, Nate Bradley brings his exceptional track record of successfully commercializing IP for five companies over 30 years. I look forward to joining forces to work together and create shareholder value for WiSA investors.”

Nathaniel T. Bradley, CEO and co-founder of Data Vault Holdings, said, “I have repeatedly monetized patent portfolios via licensing models. Now, our Data and Acoustic Sciences are ready for commercial expansion. Already, our applications, including secure tokenization, data ownership and digital twin, have attracted reputable users, and our increased industry awareness positions us to expand our customer base.”

About the Datavault Platform

Datavault’s software and encryption enables a comprehensive solution for managing and monetizing data in the Web 3.0 environment. It allows risk-free licensing of name, image, and likeness (NIL) by securely attaching physical real-world objects to immutable metadata or blockchain objects, fostering responsible AI with integrity. Datavault's solutions ensure privacy and credential protection. They are completely customizable and offer AI and ML automation, third-party integration, detailed analytics and data, marketing automation and advertising monitoring.

The platform creates value through scarcity, utility, and encrypted data protection and generates revenue through licensing partnerships that provide detailed analytics, sophisticated HPC modeling, digital ownership, tokenization, and advertising, among other means.

Summary of the Asset Purchase Agreement

•	$210 million consideration paid to Data Vault Holdings in exchange for Datavault and ADIO intellectual property and information technology assets by WiSA Technologies.
o	$200 million in the form of shares of restricted common stock of WiSA Technologies to be issued at $5.00/share
o	$10 million in an unsecured promissory note due 3 years from closing, with 10% of the proceeds of any financings used to pay down or pay off the promissory note in the interim
•	3% royalty on future revenues from Datavault and ADIO product lines to be paid to Master Vault, LLC.

Closing is subject to customary conditions and approval by the stockholders of WiSA Technologies. The proxy is expected to be mailed around the end of September, with the stockholders meeting to be held in Q4, 2024.

Upon closing, Bradley will become CEO and Moyer CFO and the company intends to change its name to Datavault Inc.

About Nathaniel (Nate) Bradley

Nathaniel (Nate) Bradley, CEO and Co-founder of Datavault Holdings, a highly accomplished inventor with over 70 international and U.S. patents across diverse fields such as Internet broadcasting, mobile advertising, behavioral healthcare, blockchain, cybersecurity, AI, and data science. As CEO and co-founder of Data Vault Holdings Inc., which operates Datavault Inc., Adio LLC, True Luck Inc., and Data Donate Technologies, Bradley has developed patented technologies that establish Datavault as a leader in Web 3.0 data monetization. He has also lobbied Congress for a Digital Bill of Rights and founded the Intellectual Property Network Inc., offering IP and IT development services globally. Previously, Bradley was the inventor and founder of AudioEye (NASDAQ: AEYE), where he pioneered cloud-based assistive technologies, earning recognition for his contributions to internet accessibility. His extensive experience includes roles as chief technology officer for Marathon Patent Group (currently named Marathon Digital Holdings, NASDAQ: MARA) and involvement in significant acquisitions within the Internet Radio industry.

Legal Advisors

Sullivan & Worcester LLC served as legal counsel for WiSA Technologies, and Mitchell Silberberg & Knupp LLP served as legal counsel for Data Vault Holdings Inc.

Investor Conference Call

WiSA Technologies and Datavault management will co-host a special investor conference call at 8:30 am PT / 11:30 am ET, on Wednesday, September 4, 2024.

The conference call will be available through a live webcast found here: Webcast | WiSA Technologies | Datavault

Those without internet access or who wish to dial in may call: 1- 833-366-1124 (domestic), or 1- 412-317-0702 (international). All callers should dial in approximately 10 minutes prior to the scheduled start time and ask to be joined into the WiSA Technologies| Datavault conference call.

A webcast replay of the call will be available approximately one hour after the end of the call and will be available for one year, at the above webcast link. A telephonic replay of the call will be available through October 2, 2024 and may be accessed by calling 1- 877-344-7529 (domestic) or 1- 412-317-0088 (international) or Canada (toll free) 855-669-9658 and using access code 7875866.

A presentation will be accessible on Wednesday, September 4, 2024, under the “Investors” section of WiSA Technologies’ website.

About Data Vault Holdings Inc.

Data Vault Holdings Inc. is a technology holding company that provides a proprietary, cloud-based platform for the delivery of branded data-backed blockchain objects. Datavault®, the company's patented platform, provides businesses with the tools to monetize data assets securely over its Information Data Exchange® (IDE). The company owns Data Donate Technologies, Inc., ADIO LLC, Datavault Inc. and True Luck, Inc. as wholly owned subsidiaries under one corporate structure. Learn more about Data Vault Holdings Inc. at www.datavaultsite.com.

About WiSA Technologies, Inc.

WiSA Technologies, Inc. (NASDAQ: WISA) is a leading provider of immersive, wireless sound technology for intelligent devices and next-generation home entertainment systems. Working with leading CE brands and manufacturers such as Harman International, a division of Samsung; LG; Hisense; TCL; Bang & Olufsen; Platin Audio; and others, the company delivers immersive wireless sound experiences for high-definition content, including movies and video, music, sports, gaming/esports, and more. WiSA Technologies, Inc. is a founding member of WiSA™ (the Wireless Speaker and Audio Association) whose mission is to define wireless audio interoperability standards as well as work with leading consumer electronics companies, technology providers, retailers, and ecosystem partners to evangelize and market spatial audio technologies driven by WiSA Technologies, Inc. The company is headquartered in Beaverton, OR with sales teams in Taiwan, China, Japan, Korea, and California.

Additional Information and Where to Find It

THIS PRESS RELEASE IS ONLY A BRIEF DESCRIPTION OF THE TRANSACTION. IT IS NOT A REQUEST FOR OR SOLICITATION OF A PROXY OR AN OFFER TO ACQUIRE OR SELL ANY SHARES OF COMMON STOCK. THE COMPANY INTENDS TO FILE A PROXY STATEMENT AND OTHER REQUIRED MATERIALS WITH THE SEC CONCERNING THE TRANSACTION. A COPY OF ALL FINAL PROXY MATERIALS WILL BE SENT TO STOCKHOLDERS PRIOR TO THE 2024 ANNUAL MEETING OF STOCKHOLDERS AT WHICH THE COMPANY’S STOCKHOLDERS WILL BE ASKED TO VOTE ON THE PROPOSALS DESCRIBED IN THE MATERIALS PROVIDED BY THE COMPANY. THE COMPANY URGES ALL STOCKHOLDERS TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ALL OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THOSE DOCUMENTS WILL INCLUDE IMPORTANT INFORMATION. A FREE COPY OF ALL MATERIALS THE COMPANY FILES WITH THE SEC AND PROXY STATEMENT, WILL BE AVAILABLE AT NO COST ON THE SEC’S WEBSITE AT WWW.SEC.GOV. WHEN THOSE DOCUMENTS BECOME AVAILABLE, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED BY THE COMPANY MAY ALSO BE OBTAINED WITHOUT CHARGE BY DIRECTING A REQUEST TO WISA TECHNOLOGIES, INC., 15268 NW GREENBRIER PKWY, BEAVERTON, OR 97006, ATTENTION: SECRETARY.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the transactions set forth herein. Information concerning such participants will be set forth in the proxy statement for the Company’s 2024 Annual Meeting of Stockholders, which will be filed with the SEC on Schedule 14A. To the extent that holdings of the Company’s securities change since the amounts printed in the Company’s proxy statement, such changes will be reflected on Statements of Change in Ownership on Form 4 or other filings filed with the SEC. Additional information regarding the interests of such participants in the solicitation of proxies in connection with the transactions set forth herein will be included in the proxy statement.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, include, among others, the Company’s and Datavault’s expectations with respect to the proposed Business Combination between them, including statements regarding the benefits of the Business Combination, the anticipated timing of the Business Combination, the implied valuation of Datavault, the products offered by Datavault and the markets in which it operates, and the Company’s and Datavault’s projected future results. Readers are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of a variety of factors, including, but are not limited to, risks and uncertainties impacting WiSA’s business including, risks related to our current liquidity position and the need to obtain additional financing to support ongoing operations, our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq and other drivers, our ability to predict the timing of design wins entering production and the potential future revenue associated with design wins; rate of growth; the ability to predict customer demand for existing and future products and to secure adequate manufacturing capacity; consumer demand conditions affecting customers’ end markets; the ability to hire, retain and motivate employees; the effects of competition, including price competition; technological, regulatory and legal developments; developments in the economy and financial markets; potential harm caused by software defects, computer viruses and development delays; risks related to our proposed Business Combination, including our ability to obtain stockholder approval and any regulatory approvals required to consummate the transactions and our ability to realize some or all of the anticipated benefits therefrom, which may be affected by, among other things, costs related to the Business Combination, competition and the ability of the post-combination company to grow and manage growth profitability and retain its key employees; the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; the occurrence of any event, change or other circumstance that could give rise to the termination of the Asset Purchase Agreement; the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Business Combination; the effect of the announcement or pendency of the Business Combination on our and Datavault’s business relationships, performance, and business generally; the outcome of any legal proceedings that may be instituted against us or Datavault following the announcement of the proposed Business Combination; the risk of any investigations by the SEC or other regulatory authority relating to any future financing, the Asset Purchase Agreement or the Business Combination and the impact they may have on consummating the transactions; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed Business Combination, and identify and realize additional opportunities; any risks that may adversely affect the business, financial condition and results of operations of Datavault, including the risk that Datavault is unable to secure or protect its intellectual property; our ability to protect our intellectual property; the post-combination company’s ability to establish, maintain and enforce effective risk management policies and procedures; the post-combination company’s ability to protect its systems and data from continually evolving cybersecurity risks, security breaches and other technological risks; the risk that the post-combination company’s securities will not be approved for listing on Nasdaq or if approved, maintain the listing; and other risks detailed from time to time in the Company’s filings with the U.S. Securities and Exchange Commission. The information in this press release is as of the date hereof and neither the Company nor Datavault undertakes no obligations to update unless required to do so by law. The reader is cautioned not to place under reliance on forward looking statements. Neither the Company nor Datavault gives any assurance that either the Company or Datavault, or the post-combination company, will achieve its expectations.

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Contacts:

Investors - WiSA Technologies, Inc.

David Barnard, LHA Investor Relations, 415-433-3777, wisa@lhai.com